Exhibit 99.2

FOURTH QUARTER | 2014
SUPPLEMENTAL REPORTING PACKAGE

DCT INDUSTRIAL

Table of Contents

Quarterly Highlights	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Property Overview	7-8
Consolidated Leasing Activity	9
Consolidated Lease Expirations	10
Acquisition and Disposition Summary	11-12
Development Overview	13
Indebtedness	14
Capitalization and Fixed Charge Coverage	15
Investment in Unconsolidated Ventures Summary	16
Definitions	17-19

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions and includes statements regarding our anticipated yields.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved.  Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular, the strength of the United States economic recovery and global economic recovery;
•	the general level of interest rates and the availability of capital;
•	the competitive environment in which we operate;
•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;
•	decreased rental rates or increasing vacancy rates;
•	defaults on or non-renewal of leases by tenants;
•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;
•	the timing of acquisitions, dispositions and development;
•	natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes;
•	energy costs;
•

the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;
•	lack of or insufficient amounts of insurance;
•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;
•	the consequences of future terrorist attacks or civil unrest;
•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and
•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Fourth Quarter 2014 Supplemental Reporting Package	P a g e 1

Quarterly Highlights

Portfolio Repositioning(1) (5)	Portfolio Occupancy (%)(2)
Total Leasing Volume (square feet, in millions)	Acquisitions and Dispositions(3) ($ in millions)

$175.0
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$-
$138.8
$152.4
$41.1
$9.9
$72.6
$38.2
$136.3
$97.2
$113.1
$156.2
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Acquisitions
Dispositions

Top 10 Markets(4) (5)

Consolidated Operating Properties

Market	ABR (thousands)	Occupancy Q4 2014	Occupancy(2) Q4 2013	Change
Southern California	$32,678	98.4%	94.8%	3.6%
Chicago	30,453	97.1%	95.5%	1.6%
Houston	19,992	98.4%	99.1%	-0.7%
Atlanta	19,294	92.0%	92.0%	0.0%
Northern California	19,292	95.9%	93.1%	2.8%
Dallas	17,344	96.5%	97.9%	-1.4%
Seattle	11,604	96.2%	94.4%	1.8%
Baltimore/Washington D.C.	11,155	93.6%	88.9%	4.7%
Pennsylvania	10,350	95.3%	91.0%	4.3%
Cincinnati	10,240	95.6%	93.8%	1.8%
Total/Weighted Average	$182,402	96.0%	94.4%	1.6%

(1)	Percentages are based on annualized base rent as previously reported.
(2)	Prior period amounts are as previously reported.
(3)	Includes consolidated property acquisitions or dispositions.
(4)	Based on annualized base rent as of December 31, 2014. Occupancy is as of period end.
(5)	Includes assets held for sale.

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Consolidated Statements of Operations (unaudited, amounts in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
REVENUES:
Rental revenues	$84,581	$76,475	$334,787	$286,218
Institutional capital management and other fees	345	648	1,739	2,787
Total revenues	84,926	77,123	336,526	289,005

OPERATING EXPENSES:
Rental expenses	9,013	9,904	40,520	35,977
Real estate taxes	13,594	10,830	53,790	44,048
Real estate related depreciation and amortization	37,447	35,368	148,992	130,002
General and administrative	8,020	8,187	29,079	28,010
Impairment losses	-	-	5,635	-
Casualty and involuntary conversion gain	(2)	-	(328)	(296)
Total operating expenses	68,072	64,289	277,688	237,741
Operating income	16,854	12,834	58,838	51,264

OTHER INCOME (EXPENSE):
Development profit, net of taxes	-	-	2,016	268
Equity in earnings of unconsolidated joint ventures, net	1,260	684	6,462	2,405
Gain on business combination	-	-	1,000	-
Gain on dispositions of real estate interests	28,024	-	39,671	-
Interest expense	(14,920)	(16,066)	(63,236)	(63,394)
Interest and other income (expense)	(19)	(37)	1,563	274
Income tax benefit (expense) and other taxes	(40)	305	217	(68)
Income (loss) from continuing operations	31,159	(2,280)	46,531	(9,251)
Discontinued operations:
Operating income and other expenses	-	1,196	321	6,383
Gain on dispositions of real estate interests from discontinued operations	141	16,036	5,396	20,340
Income from discontinued operations	141	17,232	5,717	26,723
Consolidated net income of DCT Industrial Trust Inc.	31,300	14,952	52,248	17,472
Net income attributable to noncontrolling interests	(1,663)	(1,013)	(3,084)	(1,602)
Net income attributable to common stockholders	29,637	13,939	49,164	15,870
Distributed and undistributed earnings allocated to participating securities	(170)	(167)	(677)	(692)
Adjusted net income attributable to common stockholders	$29,467	$13,772	$48,487	$15,178

EARNINGS PER COMMON SHARE - BASIC
Income (loss) from continuing operations	$0.34	$(0.03)	$0.52	$(0.13)
Income from discontinued operations	0.00	0.20	0.06	0.33
Net income attributable to common stockholders	$0.34	$0.17	$0.58	$0.20

EARNINGS PER COMMON SHARE - DILUTED
Income (loss) from continuing operations	$0.34	$(0.03)	$0.52	$(0.13)
Income from discontinued operations	0.00	0.20	0.06	0.33
Net income attributable to common stockholders	$0.34	$0.17	$0.58	$0.20

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	86,406	79,464	83,280	74,692
Diluted	86,728	79,464	83,572	74,692

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Consolidated Balance Sheets (amounts in thousands)

	December 31,	December 31,
	2014	2013
ASSETS:	(unaudited)
Operating properties	$3,635,287	$3,442,442
Properties under development	241,934	142,903
Properties under redevelopment	50,931	12,194
Properties in pre-development including land held	32,223	73,512
Total investment in properties	3,960,375	3,671,051
Less accumulated depreciation and amortization	(703,840)	(654,097)
Net investment in properties	3,256,535	3,016,954
Investments in and advances to unconsolidated joint ventures	94,728	124,923
Net investment in real estate	3,351,263	3,141,877
Cash and cash equivalents	19,631	32,226
Restricted cash	3,779	12,621
Deferred loan costs, net	8,026	10,251
Straight-line rent and other receivables, net	54,183	46,247
Other assets, net	14,652	14,545
Assets held for sale	-	8,196
Total assets	$3,451,534	$3,265,963

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$83,543	$63,281
Distributions payable	25,973	23,792
Tenant prepaids and security deposits	30,539	28,542
Other liabilities	14,078	10,122
Intangible lease liabilities, net	22,940	20,389
Line of credit	37,000	39,000
Senior unsecured notes	1,122,621	1,122,407
Mortgage notes	249,424	290,960
Liabilities related to assets held for sale	-	278
Total liabilities	1,586,118	1,598,771
Total stockholders’ equity	1,749,832	1,543,806
Noncontrolling interests	115,584	123,386
Total liabilities and equity	$3,451,534	$3,265,963

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Funds from Operations (unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Reconciliation of net income attributable to common stockholders to FFO:
Net income attributable to common stockholders	$29,637	$13,939	$49,164	$15,870
Adjustments:
Real estate related depreciation and amortization	37,447	35,527	148,992	137,120
Equity in earnings of unconsolidated joint ventures, net	(1,260)	(684)	(6,462)	(2,405)
Equity in FFO of unconsolidated joint ventures	2,814	2,622	10,804	10,152
Impairment losses on depreciable real estate	-	-	5,767	13,279
Gain on business combination	-	-	(1,000)	-
Gain on dispositions of real estate interests	(28,165)	(16,036)	(45,199)	(33,650)
Gain on dispositions of non-depreciable real estate	-	-	98	31
Noncontrolling interest in the above adjustments	(620)	(1,145)	(6,300)	(8,211)
FFO attributable to unitholders	1,953	1,835	8,106	8,437
FFO attributable to common stockholders and unitholders(1)	41,806	36,058	163,970	140,623
Adjustments:
Acquisition costs	961	1,930	3,011	3,578
FFO, as adjusted, attributable to common stockholders and unitholders – basic and diluted	$42,767	$37,988	$166,981	$144,201

FFO per common share and unit — basic	$0.46	$0.43	$1.86	$1.76
FFO per common share and unit — diluted	$0.46	$0.43	$1.85	$1.75

FFO, as adjusted, per common share and unit — basic	$0.47	$0.45	$1.89	$1.80
FFO, as adjusted, per common share and unit — diluted	$0.47	$0.45	$1.89	$1.80

FFO weighted average common shares and units outstanding:
Common shares for earnings per share - basic	86,406	79,464	83,280	74,692
Participating securities	621	628	605	616
Units	4,242	4,436	4,331	4,770
FFO weighted average common shares, participating securities and units outstanding – basic	91,269	84,528	88,216	80,078
Dilutive common stock equivalents	322	252	292	223
FFO weighted average common shares, participating securities and units outstanding – diluted	91,591	84,780	88,508	80,301

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).

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Selected Financial Data (unaudited, amounts in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2014	2013		2014	2013
NET OPERATING INCOME:(1)
Rental revenues	$84,581		$76,475	$334,787		$286,218
Rental expenses and real estate taxes	(22,607)		(20,734)	(94,310)		(80,025)
Net operating income(2)	$61,974		$55,741	$240,477		$206,193

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	64,201		63,172	64,201		63,172
Average occupancy	93.1%		91.2%	92.3%		90.9%
Occupancy as of period end	92.5%		91.8%	92.5%		91.8%

CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	61,976		62,118	61,976		62,118
Average occupancy	95.0%		92.8%	93.5%		92.4%
Occupancy as of period end	95.4%		93.3%	95.4%		93.3%

SAME STORE PROPERTIES:(4)
Square feet as of period end	52,630		52,630	47,237		47,237
Average occupancy	95.2%		93.3%	93.6%		92.7%
Occupancy as of period end	95.2%		93.8%	95.4%		93.2%

Rental revenues	$70,352		$67,552	$251,022		$242,734
Rental expenses and real estate taxes	(18,199)		(18,517)	(69,283)		(68,170)
Same store net operating income	52,153		49,035	181,739		174,564
Less: revenue from lease terminations	(176)		(18)	(1,236)		(733)
Add: early termination straight-line rent adjustment	102		-	456		309
Net operating income (excluding revenue from lease terminations)	52,079		49,017	180,959		174,140
Less: straight-line rents, net of related bad debt expense	(669)		(1,312)	(3,011)		(2,529)
Less: amortization of below market rents, net	(340)		(351)	(1,242)		(1,412)
Cash net operating income (excluding revenue from lease terminations)	$51,070		$47,354	$176,706		$170,199

Net operating income growth (excluding revenue from lease terminations)	6.2%			3.9%
Cash net operating income growth (excluding revenue from lease terminations)	7.8%			3.8%

SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents - increase to revenue, net of related bad debt expense(3)	$2,226		$1,890	$9,829		$5,642
Straight-line rent receivable (balance sheet)(3)	$47,437		$41,696	$47,437		$41,696
Net amortization of below market rents – increase to revenue(3)	$845		$379	$2,350		$1,580
Capitalized interest	$2,979		$2,241	$9,098		$8,298
Noncash interest expense(3)	$1,121		$1,403	$4,582		$4,557
Stock-based compensation amortization	$1,367		$1,098	$4,777		$4,004
Revenue from lease terminations(3)	$227		$229	$2,092		$1,302
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$13		$376	$969		$1,252
GAAP NOI for properties sold during current quarter	$1,031	$	N/A	$8,871	$	N/A

CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development	$49,268		$23,916	$155,306		$107,950
Redevelopment	3,798		1,628	5,380		5,948
Due diligence	1,881		4,478	7,951		9,209
Casualty expenditures	150		506	837		4,024
Building and land improvements	3,266		3,438	13,076		12,394
Tenant improvements and leasing costs	11,429		6,958	40,576		26,219
Total capital expenditures	$69,792		$40,924	$223,126		$165,744

(1)	Excludes discontinued operations.
(2)	See reconciliation of net operating income to income (loss) from continuing operations in Definitions.
(3)	Includes discontinued operations and assets held for sale.
(4)	See the Definitions for same store properties.

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Property Overview

As of December 31, 2014

Markets	Number of Buildings	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(1)	Annualized Base Rent(2) (3)		Annualized Base Rent per Occupied Square Foot	Percent of Total Annualized Base Rent
CONSOLIDATED OPERATING:		(in thousands)			(in thousands)
Atlanta	39	6,455	10.1%	92.0%	$19,294		$3.25	7.8%
Baltimore/Washington D.C.	17	2,009	3.1%	93.6%	11,155		5.93	4.5%
Charlotte	1	472	0.7%	100.0%	1,604		3.40	0.7%
Chicago	38	8,992	14.0%	97.1%	30,453		3.49	12.3%
Cincinnati	29	2,942	4.6%	95.6%	10,240		3.64	4.2%
Dallas	35	5,277	8.2%	96.5%	17,344		3.40	7.0%
Denver	2	278	0.4%	100.0%	1,362		4.90	0.6%
Houston	39	3,444	5.4%	98.4%	19,992		5.90	8.1%
Indianapolis	7	2,299	3.6%	93.9%	6,636		3.07	2.7%
Louisville	3	1,109	1.7%	100.0%	3,692		3.33	1.5%
Memphis	8	3,712	5.8%	88.4%	9,333		2.84	3.8%
Miami	11	1,437	2.2%	93.2%	9,931		7.41	4.0%
Nashville	4	2,064	3.2%	97.9%	6,243		3.09	2.5%
New Jersey	10	1,491	2.3%	91.3%	8,086		5.94	3.3%
Northern California	28	3,920	6.1%	95.9%	19,292		5.13	7.8%
Orlando	20	1,864	2.9%	96.0%	7,189		4.02	2.9%
Pennsylvania	13	2,716	4.2%	95.3%	10,350		4.00	4.2%
Phoenix	24	2,566	4.0%	92.9%	9,931		4.16	4.0%
Seattle	21	2,249	3.5%	96.2%	11,604		5.36	4.7%
Southern California(4)	44	6,680	10.4%	98.4%	32,678		4.97	13.2%
Total/weighted average - operating properties	393	61,976	96.4%	95.4%	246,409		4.17	99.8%

REDEVELOPMENT PROPERTIES:
Chicago	2	548	0.9%	0.0%	-		-	0.0%
Dallas	1	63	0.1%	100.0%	N/A(5)		N/A(5)	0.0%
Houston	1	98	0.2%	0.0%	-		-	0.0%
New Jersey	1	63	0.1%	0.0%	-		-	0.0%
Southern California	1	82	0.1%	0.0%	-		-	0.0%
Total/weighted average – redevelopment properties	6	854	1.4%	7.4%	-		-	0.0%

DEVELOPMENT PROPERTIES:
Houston(6)	4	437	0.7%	13.6%	517		8.68	0.2%
Orlando	1	97	0.2%	24.5%	-		-	0.0%
Seattle	2	837	1.3%	12.5%	-		-	0.0%
Total/weighted average – development properties	7	1,371	2.2%	13.7%	517		2.75	0.2%

Total/weighted average - consolidated properties	406	64,201	100.0%	92.5%	$246,926	(7)	$4.16	100.0%

See footnotes on next page.

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Property Overview (continued)

As of December 31, 2014

Markets	Number of Buildings	Percent Owned(8)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(1)	Annualized Base Rent(2)	Annualized Base Rent per Occupied Square Foot	Percent of Total Annualized Base Rent
UNCONSOLIDATED OPERATING PROPERTIES:			(in thousands)			(in thousands)
IDI (Nashville)	1	50.0%	557	6.9%	70.2%	$969	$2.48	3.4%
Southern California Logistics Airport(9)	6	50.0%	2,160	26.8%	99.6%	8,009	3.72	28.2%
Total/weighted average – unconsolidated operating properties	7	50.0%	2,717	33.7%	93.5%	8,978	3.53	31.6%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Chicago	2	20.0%	1,033	12.8%	100.0%	3,861	3.74	13.6%
Cincinnati	1	20.0%	543	6.8%	100.0%	1,656	3.05	5.8%
Dallas	1	20.0%	540	6.7%	100.0%	1,732	3.21	6.1%
Denver	5	20.0%	772	9.6%	100.0%	3,876	5.02	13.6%
Louisville	4	10.0%	736	9.1%	100.0%	2,267	3.08	8.0%
Nashville	2	20.0%	1,020	12.7%	100.0%	2,825	2.77	10.0%
Orlando	2	20.0%	696	8.6%	100.0%	3,224	4.63	11.3%
Total/weighted average - co-investment operating properties	17	18.6%	5,340	66.3%	100.0%	19,441	3.64	68.4%
Total/weighted average - unconsolidated properties	24	29.2%	8,057	100.0%	97.8%	$28,419	$3.61	100.0%

(1)	Based on leases commenced as of December 31, 2014.
(2)	Annualized base rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of December 31, 2014, multiplied by 12.
(3)	Excludes total annualized base rent of $1.7 million from one non-industrial property acquired for future development. The lease expired in January 2015.
(4)	As of December 31, 2014, our ownership interest in the Southern California properties was 93.7% based on our equity ownership weighted by square feet.
(5)	The lease is a short-term lease. The rental income is incidental revenue recognized as a reduction to our cost of redevelopment.
(6)	Includes two shell complete buildings acquired during July 2014 totaling 178,000 square feet.
(7)	Excludes total annualized base rent associated with tenants currently in free rent periods of $10.4 million based on the first month’s cash base rent.
(8)	Percent owned is based on equity ownership weighted by square feet.
(9)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

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Consolidated Leasing Activity

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
FOURTH QUARTER 2014		(in thousands)			(in months)	(in thousands)
New	30	1,639	2.8%	2.9%	55	$6,638	$4.05
Renewal	38	3,269	3.5%	13.3%	50	10,526	3.22
Development and redevelopment	6	545	N/A	N/A	82	N/A	N/A
Total/Weighted Average	74	5,453	3.3%	10.4%	55	$17,164	$3.50
Weighted Average Retention	89.0%

YEAR TO DATE 2014
New	133	5,811	4.9%	10.0%	56	$22,198	$3.82
Renewal	142	9,758	4.4%	13.0%	51	23,810	2.44
Development and redevelopment	13	972	N/A	N/A	93	N/A	N/A
Total/Weighted Average	288	16,541	4.5%	12.0%	55	$46,008	$2.96
Weighted Average Retention	81.3%

(1)	Excludes month-to-month leases.
(2)	Assumes no exercise of lease renewal options.

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Consolidated Lease Expirations

Lease Expirations for Consolidated Properties by Market(1)

	2015(2)		2016		2017
Markets	Square Feet	Percentage of Total Square Feet(3)	Square Feet	Percentage of Total Square Feet(3)	Square Feet	Percentage of Total Square Feet(3)
	(in thousands)		(in thousands)		(in thousands)
Atlanta	407	6.3%	1,060	16.4%	908	14.1%
Baltimore/Washington D.C.	231	11.5%	273	13.6%	313	15.6%
Charlotte	-	0.0%	-	0.0%	-	0.0%
Chicago	921	10.2%	1,569	17.4%	2,071	23.0%
Cincinnati	723	24.6%	416	14.1%	759	25.8%
Dallas	765	14.5%	646	12.2%	457	8.7%
Denver	23	8.3%	156	56.1%	71	25.5%
Houston	347	10.1%	287	8.3%	634	18.4%
Indianapolis	301	13.1%	275	12.0%	649	28.2%
Louisville	200	18.0%	100	9.0%	-	0.0%
Memphis	203	5.5%	1,170	31.5%	1,283	34.6%
Miami	86	6.0%	137	9.5%	59	4.1%
Nashville	278	13.5%	-	0.0%	391	18.9%
New Jersey	189	12.7%	72	4.8%	7	0.5%
Northern California	380	9.7%	591	15.1%	630	16.1%
Orlando	285	15.3%	488	26.2%	416	22.3%
Pennsylvania	249	9.2%	497	18.3%	562	20.7%
Phoenix	202	7.9%	278	10.8%	334	13.0%
Seattle	173	7.7%	137	6.1%	417	18.5%
Southern California	660	9.9%	1,900	28.4%	1,021	15.3%
Total	6,623	10.7%	10,052	16.2%	10,982	17.7%

Lease Expirations for Consolidated Properties Summarized(1)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(4)	Percent of Total Annualized Base Rent
	(in thousands)	(in thousands)
2015(2)	6,623	$28,534	10.2%
2016	10,052	42,893	15.3%
2017	10,982	45,596	16.3%
2018	7,786	35,133	12.6%
2019	8,163	35,626	12.7%
Thereafter	15,768	92,130	32.9%
Total occupied	59,374	$279,912	100.0%
Available or leased but not occupied	4,827
Total consolidated properties	64,201

(1)	Assumes no exercise of lease renewal options.
(2)	Includes month-to-month leases.
(3)	Percentage is based on consolidated occupied square feet as of December 31, 2014.
(4)	Annualized based rent includes contractual rents in effect at the date of expiration.

Fourth Quarter 2014 Supplemental Reporting Package	P a g e 10

Acquisition and Disposition Summary

For the Year Ended December 31, 2014

	Property Name	Market	Size	Occupancy at Acquisition	Occupancy at December 31, 2014
BUILDING ACQUISITIONS:			(building in sq. ft)
January	1501 Michael Drive	Chicago	174,000	100.0%		100.0%
January	511 S. Royal	Dallas	71,000	100.0%		100.0%
February	8041 S. 228th Street	Seattle	42,000	66.6%		100.0%
March	3401 S. Chicago Street	Chicago	184,000	32.6%		70.2%
March	Fife 45	Seattle	56,000	100.0%		100.0%
March	Prairie Point West(1)	Chicago	363,000	100.0%		100.0%
April	3405-3445 South 5th Street	Phoenix	110,000	100.0%		100.0%
May	1165 Crossroads Parkway	Chicago	472,000	77.3%		100.0%
May	Puyallup Industrial Park (3 buildings)	Seattle	235,000	97.6%		97.6%
June	6400 Hollister Road	Houston	222,000	100.0%		100.0%
July	Fairbanks 8 (2 buildings)	Houston	178,000	0.0%		0.0%
August	1450 Remington Blvd	Chicago	650,000	100.0%		100.0%
August	7050 Bennington(2)	Houston	98,000	0.0%		0.0%
August	777 Mark Street(2)	Chicago	228,000	5.6%	(3)	0.0%
September	1550 N. Chrisman Road	No. California	750,000	100.0%		100.0%
September	2091 Rutherford Road	So. California	111,000	43.7%		43.7%
September	1725 Puyallup Street	Seattle	120,000	100.0%		52.6%
October	930 Durham Road(2)	New Jersey	63,000	0.0%		0.0%
October	7000 Cobb	Atlanta	151,000	100.0%		100.0%
October	Valleyview - Tempe Warehouse Portfolio (5 buildings)	Phoenix	355,000	97.6%		97.6%
October	10610 N. Sam Houston Parkway West	Houston	39,000	100.0%		100.0%
November	3136 E. Victoria	So. California	102,000	100.0%		100.0%
December	9010 Sterling Street(2)	Dallas	63,000	100.0%	(3)	100.0%
December	6740 Dorsey	Baltimore/Washington D.C.	120,000	100.0%		100.0%
December	Seaway Business Center (2 buildings)	Seattle	149,000	100.0%		100.0%
December	505 Airline Drive	Dallas	67,000	100.0%		100.0%
December	2141 N.W. 72nd	Miami	75,000	67.0%		67.0%
December	2413 Prospect(2)	Chicago	320,000	0.0%		0.0%
Total YTD Purchase Price - $363.1 million			5,568,000	78.1%		80.2%

LAND ACQUISITIONS:
January	DCT Freeport North	Dallas	6.4 acres
March	DCT Fife North and DCT Fife South	Seattle	8.6 acres
May	DCT Fife Distribution Center	Seattle	21.0 acres
May	DCT Frankford Trade Center	Dallas	6.2 acres
September	DCT O'Hare Logistics Center	Chicago	6.9 acres
September	DCT Chrin Commerce Centre	Pennsylvania	36.0 acres
December	DCT Waters Ridge	Dallas	18.1 acres
Total YTD Land Purchase Price - $21.5 million			103.2 acres

See footnotes on next page

Fourth Quarter 2014 Supplemental Reporting Package	P a g e 11

Acquisition and Disposition Summary (continued)

For the Year Ended December 31, 2014

	Property Name	Market	Size	Occupancy at Disposition
BUILDING DISPOSITIONS:
Consolidated Properties
January	8th & Vineyard A(4)	So. California	130,000	N/A
April	4300 Westpark Drive	Atlanta	216,000	100.0%
April	5300 W. 123rd Place	Chicago	87,000	100.0%
April	195 Corporate Drive	Chicago	112,000	100.0%
May	4175 Chandler Drive	Chicago	222,000	100.0%
June	8th & Vineyard B(5)	So. California	99,000	N/A
June	2831 Peterson Place	Atlanta	20,000	59.4%
July	116 Lehigh Drive	New Jersey	107,000	100.0%
July	Mid-Atlantic I-95 Portfolio – Hartford (3 buildings)	Baltimore/ Washington D.C.	347,000	100.0%
July	Mid-Atlantic I-95 Portfolio – Newcastle (2 buildings)	New Jersey	275,000	97.1%
July	Mid-Atlantic I-95 Portfolio – Delaware (2 buildings)	New Jersey	160,000	96.9%
August	814 Livingston Court	Atlanta	52,000	0.0%
August	Port Union Commerce Park(6) (2 buildings)	Cincinnati	840,000	100.0%
September	1141 108th Street	Dallas	21,000	0.0%
October	Columbus Portfolio (12 buildings)	Columbus	3,480,000	97.7%
October	7384 Penn Drive	Pennsylvania	112,000	0.0%
December	Beltway 8 Portfolio (7 buildings)	Houston	354,000	95.1%
Total YTD Sales Price - $301.5 million			6,634,000	95.3%

Unconsolidated Ventures
January	TRT-DCT JV I (7 buildings)	Atlanta, Cincinnati, Columbus, Minneapolis	1,642,000	100.0%
January	TRT-DCT JV II (5 buildings)	Dallas, Columbus, Indianapolis, Pennsylvania	1,744,000	99.0%
December	IDI Savannah - Tradeport East A	Savannah	503,000	100.0%
Total YTD Sales Price - $16.5 million(7)			3,889,000	99.6%

LAND DISPOSITIONS:
March	Boone Industrial Park	Indianapolis	28.4 acres
November	8th & Vineyard - Residential	So. California	0.8 acres
Total YTD Sales Price - $1.2 million			29.2 acres

(1)	During March 2014, we purchased our partner’s 50.0% interest in one property from the IDI-DCT joint venture for $10.3 million.
(2)	The building is classified as a property under redevelopment as of December 31, 2014.
(3)	Acquired with known year-one move-out.
(4)	During January 2014, we completed the build-to-suit and sold 8th & Vineyard A, a 130,000 square foot building located in the Inland Empire West submarket of Southern California.
(5)	During June 2014, we sold the development project 8th & Vineyard B, a 99,000 square foot building located in the Inland Empire West submarket of Southern California.
(6)	During August 2014, we sold two buildings and 46 acres of undeveloped land adjacent to the buildings.
(7)	The sales price reflects our proportionate share of gross proceeds received for properties sold by the unconsolidated joint venture.

Fourth Quarter 2014 Supplemental Reporting Package	P a g e 12

Development Overview

As of December 31, 2014

						Cost Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percent Owned	Q4-2014	Cumulative Costs at 12/31/2014	Projected Investment	Completion Date(3)	Percent Leased(5)
				(in thousands)		(in thousands)	(in thousands)	(in thousands)
Consolidated Development Activities:
Stabilized in Q4 2014
DCT 55	Chicago	33	1	604	100%	$332	$29,134	$29,239	Q4-2012	100%
Projected Stabilized Yield(1)		7.2%

Projects Under Development

Development Projects in Lease Up(6)
DCT Beltway Tanner Business Park	Houston	11	1	133	100%	$4,563	$18,660	$20,503	Q1-2014	100%
DCT Airtex Industrial Center II	Houston	7	1	127	100%	1,076	6,935	9,775	Q4-2014	0%
DCT Airport Distribution Center North Building C	Orlando	8	1	97	100%	91	4,806	6,693	Q4-2014	0%
DCT Sumner South Distribution Center	Seattle	9	1	188	100%	239	11,653	13,410	Q1-2014	56%
DCT White River Corporate Center Phase I	Seattle	30	1	649	100%	1,403	39,756	44,169	Q4-2014	0%
	Total	65	5	1,194	100%	$7,372	$81,810	$94,550		20%
Under Construction
DCT River West	Atlanta	47	1	733	100%	$8,955	$18,482	$29,622	Q2-2015	0%
DCT O'Hare Logistics Center	Chicago	7	1	112	100%	556	4,734	12,436	Q3-2015	0%
DCT Freeport North	Dallas	6	1	100	100%	2,070	5,586	6,989	Q1-2015	0%
DCT Frankford Trade Center	Dallas	6	1	82	100%	1,279	4,691	5,563	Q1-2015	0%
DCT Northwest Crossroads Logistics Centre I	Houston	21	1	362	100%	5,514	16,379	20,618	Q1-2015	100%
DCT Northwest Crossroads Logistics Centre II	Houston	18	1	320	100%	5,369	9,265	18,412	Q2-2015	0%
DCT Chrin Commerce Centre	Pennsylvania	36	1	426	100%	3,819	11,402	26,199	Q2-2015	0%
DCT White River Corporate Center Phase II South	Seattle	4	1	63	100%	2,013	4,594	5,095	Q1-2015	100%
DCT Fife 45 North	Seattle	5	1	79	100%	2,052	4,852	7,155	Q1-2015	0%
DCT Fife 45 South	Seattle	4	1	64	100%	1,470	3,269	5,553	Q1-2015	57%
DCT Rialto Logistics Center	So. California	42	1	928	100%	2,170	50,876	60,543	Q1-2015	0%
	Total	196	11	3,269	100%	$35,267	$134,130	$198,185		14%

Projects Under Development		261	16	4,463	100%	$42,639	$215,940	$292,735		16%
Projected Stabilized Yield - Projects Under Development(1)		7.7%

Development Projects for Sale
8th & Vineyard C	So. California	3	1	55	91%	$1,556	$3,370	$4,985	Q1-2015	N/A
8th & Vineyard D	So. California	4	1	61	91%	1,582	4,273	5,429	Q1-2015	N/A
8th & Vineyard E	So. California	2	1	40	91%	1,151	2,982	3,791	Q1-2015	N/A
	Total	9	3	156	91%	$4,289	$10,625	$14,205

Pre-Development(2)
DCT Waters Ridge	Dallas	18			100%	$1,817	$1,817
6400 Hollister Road - Expansion	Houston	2			100%	-	495
Seneca Commerce Center Phase I	Miami	14			90%	1,063	2,799
Seneca Commerce Center Phase II	Miami	11			90%	39	1,468
Seneca Commerce Center Phase III	Miami	11			90%	38	1,369
DCT White River Corporate Center Phase II North	Seattle	13			100%	112	6,667
DCT Fife Distribution Center North	Seattle	9			100%	106	3,613
DCT Fife Distribution Center South	Seattle	12			100%	170	5,125
DCT Jurupa Ranch(4)	So. California	39			100%	92	27,061
	Total	129				$3,437	$50,414

(1)	Yield computed on a GAAP basis including rents on a straight-line basis.
(2)	Excludes land held totaling 55 acres with cumulative costs of approximately $8.9 million at December 31, 2014.
(3)	The completion date represents the date of building shell completion or estimated date of shell completion.
(4)	The property was leased through January 2015.
(5)	Percentage leased is computed as of the press release date.
(6)

During July 2014, DCT acquired two buildings totaling 178,000 square feet that were shell complete.  The buildings are classified as properties under development with cumulative costs of $15.4 million as of December 31, 2014.

Fourth Quarter 2014 Supplemental Reporting Package	P a g e 13

Indebtedness (dollar amounts in thousands)

As of December 31, 2014

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of December 31, 2014
SENIOR UNSECURED NOTES:
2015 Notes, fixed rate	5.63%	5.63%	June 2015	$40,000
2016 Notes, fixed rate	4.90%	4.90%	April & August 2016	99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	4.61%	7.13%	August & September 2022	130,000
2023 Notes, fixed rate	4.62%	4.87%	August & October 2023	310,000
Premiums (discounts), net of amortization				(2,379)
				897,621
MORTGAGE NOTES:
Fixed rate secured debt	5.91%	4.99%	February 2016 – Aug. 2025	244,414
Premiums (discounts), net of amortization				5,010
				249,424
BANK UNSECURED CREDIT FACILITIES:
Senior unsecured revolving credit facility(1)	1.34%	1.34%	February 2017	37,000
2018 Notes, variable rate(2)	1.51%	1.51%	February 2018	225,000
				262,000

Total carrying value of consolidated debt				$1,409,045

Fixed rate debt	5.32%	5.48%		81%
Variable rate debt	1.49%	1.49%		19%
Weighted average interest rate	4.61%	4.73%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(3)
Institutional joint ventures				$816
IDI				5,410
Stirling Capital Investments (SCLA)				36,259
				$42,485

Scheduled Principal Payments of Debt as of December 31, 2014 (excluding premiums and discounts)

Year	Senior Unsecured Notes	Mortgage Notes	Bank Unsecured Credit Facilities	Total
2015	$40,000	$7,180	$-	$47,180
2016	99,000	56,994	-	155,994
2017	51,000	23,615	37,000	111,615
2018	81,500	6,554	225,000	313,054
2019	46,000	51,139	-	97,139
2020	50,000	69,824	-	119,824
2021	92,500	18,436	-	110,936
2022	130,000	3,116	-	133,116
2023	310,000	6,366	-	316,366
2024	-	739	-	739
Thereafter	-	451	-	451
Total	$900,000	$244,414	$262,000	$1,406,414

(1)

The $300.0 million senior unsecured revolving credit facility matures in February 2017 and bears interest at a variable rate equal to LIBOR, plus a margin of between 1.00% to 1.75% per annum or, at our election, an alternate base rate plus a margin of between 0.00% to 0.75% per annum, depending on our public debt credit rating.  There was $243.5 million available under the senior unsecured revolving credit facility, net of three letters of credit totaling $19.5 million as December 31, 2014.

(2)

The $225.0 million term loan facility, which is presented in “Senior unsecured notes” in our Consolidated Balance Sheets, bears interest at a variable rate equal to LIBOR, plus a margin of between 1.10% to 2.05% per annum, or, at our election, an alternate base rate plus a margin of between 0.10% to 1.05% per annum, depending on our public debt credit rating.

(3)	Based on our ownership share as of December 31, 2014.

Fourth Quarter 2014 Supplemental Reporting Package	P a g e 14

Capitalization and Fixed Charge Coverage (unaudited, dollar amounts in thousands, except share price)

Capitalization at December 31, 2014

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	88,013	$35.66	$3,138,544
Operating partnership units outstanding	4,200	$35.66	149,772
Total equity market capitalization			3,288,316

Consolidated debt			1,409,045
Less: Noncontrolling interests’ share of consolidated debt(2)			(8,549)
Proportionate share of debt related to unconsolidated joint ventures			42,485
DCT share of total debt			1,442,981
Total market capitalization			$4,731,297

DCT share of total debt to total market capitalization			30.5%

Fixed Charge Coverage

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Net income attributable to common stockholders(3)	$29,637	$13,939	$49,164	$15,870
Interest expense	14,920	16,066	63,236	63,394
Proportionate share of interest expense from unconsolidated joint ventures	354	400	1,401	1,657
Real estate related depreciation and amortization	37,447	35,527	148,992	137,120
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,378	1,484	5,533	5,924
Income tax (benefit) expense and other taxes	40	(333)	(185)	57
Stock-based compensation	1,367	1,098	4,777	4,004
Noncontrolling interests	1,663	1,013	3,084	1,602
Non-FFO gain on business combination	-	-	(1,000)	-
Non-FFO gain on dispositions of real estate interests	(28,165)	(16,036)	(45,101)	(33,619)
Impairment losses	-	-	5,767	13,279
Adjusted EBITDA	$58,641	$53,158	$235,668	$209,288

CALCULATION OF FIXED CHARGES
Interest expense	$14,920	$16,066	$63,236	$63,394
Capitalized interest	2,979	2,241	9,098	8,298
Amortization of loan costs and debt premium/discount	(94)	(403)	(477)	(558)
Other noncash interest expense	(1,027)	(1,000)	(4,105)	(3,999)
Proportionate share of interest expense from unconsolidated joint ventures	354	400	1,401	1,657
Total fixed charges	$17,132	$17,304	$69,153	$68,792

Fixed charge coverage	3.4	3.1	3.4	3.0

(1)	Excludes 0.5 million shares of unvested Long-Term Incentive Plan Units, 0.2 million shares of unvested Restricted Stock and 0.1 million Phantom Shares outstanding as of

December 31, 2014.

(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes amounts related to discontinued operations, where applicable.

Fourth Quarter 2014 Supplemental Reporting Package	P a g e 15

Investment in Unconsolidated Ventures Summary (unaudited, dollar amounts in thousands)

Statement of Operations and Other Data

	For the Year Ended December 31, 2014
	TRT-DCT JV III	JP Morgan	IDI/DCT	IDI/DCT Buford	Stirling Capital Investments
Total rental revenues	$2,782	$22,105	$2,857	$-	$12,138
Rental expenses and real estate taxes	581	5,564	705	-	1,898
Net operating income	2,201	16,541	2,152	-	10,240
Depreciation and amortization	923	10,062	1,803	-	4,915
General and administrative	-	738	4	-	1,046
Operating income	1,278	5,741	345	-	4,279
Interest expense	636	-	709	-	3,382
Interest and other expense	18	4	54	-	6
Net income (loss)	$624	$5,737	$(418)	$-	$891
Other Data:
Number of buildings	4	13	1	-	6
Square feet (in thousands)	736	4,604	557	-	2,160
Occupancy	100.0%	100.0%	70.2%	0.0%	99.6%
DCT ownership	10.0%	20.0%	50.0%	75.0%	50.0%	(1)

Balance Sheets

	As of December 31, 2014
	TRT-DCT JV III		JP Morgan	IDI/DCT		IDI/DCT Buford(5)	Stirling Capital Investments
Total investment in properties	$26,407		$282,652	$20,768		$7,596	$112,741
Accumulated depreciation and amortization	(6,917)		(72,856)	(3,458)		-	(21,928)
Net investment in properties	19,490		209,796	17,310		7,596	90,813
Cash and cash equivalents	353		2,680	1,117		6	1,028
Other assets	612		5,543	550		10	3,296
Total assets	$20,455		$218,019	$18,977		$7,612	$95,137

Other liabilities	$334		$6,013	$389		$3	$1,225
Secure debt maturities – 2015	-		-	10,820	(3)	-	-
Secure debt maturities – 2016	8,162	(2)	-	-		-	-
Secure debt maturities – 2017	-		-	-		-	72,518	(4)
Secure debt maturities – 2018	-		-	-		-	-
Secure debt maturities thereafter	-		-	-		-	10,968	(4)
Total secured debt	8,162		-	10,820		-	83,486
Total liabilities	8,496		6,013	11,209		3	84,711
Partners or members' capital	11,959		212,006	7,768		7,609	10,426
Total liabilities and partners or members' capital	$20,455		$218,019	$18,977		$7,612	$95,137

(1)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(2)	$8.2 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.
(3)	$10.8 million of debt requires interest only payments through October 2015 and has a variable interest rate of LIBOR plus 2.45%.
(4)

$72.5 million of debt requires interest only payments through October 2017 and has a variable interest rate of LIBOR plus 2.2%.  $11.0 million of debt is payable to DCT and requires principal and interest payments through November 2021 and has a fixed rate of 8.5%.

(5)	As of December 31, 2014 47.0 acres were held for future development.

Fourth Quarter 2014 Supplemental Reporting Package	P a g e 16

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net income (loss) attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, noncontrolling interest, impairment losses, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains and losses on disposed assets and business combinations.  We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building and land improvements, development costs and acquisition capital, tenant improvement and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases.  Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents.  See definition of Net Operating Income for additional information.  DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent.  Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Due Diligence Capital:

Capital improvements related to acquisitions generally incurred within 12 months of the acquisition date.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for discounts/premiums and hedging transactions.  These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjustments for amortization of discounts, premiums, loan costs and other noncash interest expense.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income (loss) attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure.  However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance.  NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP.  FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measureable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures.  We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO.  Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure.  We also present FFO excluding acquisition costs, debt modification costs and impairment losses on properties which are not depreciable.  We believe that FFO excluding acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results.  Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income (loss) as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the comparable lease.   New leases where there were no prior comparable leases due to materially different lease structures are excluded.

Net Effective Rent:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

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Definitions

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty and involuntary conversion gain (loss), impairment, general and administrative expenses, equity in (earnings) loss of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses.   We also present NOI excluding lease termination revenue as it is not considered to be indicative of recurring operating performance.  However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations.  Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI.  Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Reconciliation of income (loss) from continuing operations to NOI:
Income (loss) from continuing operations	$31,159	$(2,280)	$46,531	$(9,251)
Income tax (benefit) expense and other taxes	40	(305)	(217)	68
Interest and other income	19	37	(1,563)	(274)
Interest expense	14,920	16,066	63,236	63,394
Equity in earnings of unconsolidated joint ventures, net	(1,260)	(684)	(6,462)	(2,405)
General and administrative	8,020	8,187	29,079	28,010
Real estate related depreciation and amortization	37,447	35,368	148,992	130,002
Impairment losses	-	-	5,635	-
Development profit, net of taxes	-	-	(2,016)	(268)
Gain on business combination	-	-	(1,000)	-
Gain on dispositions of real estate interests	(28,024)	-	(39,671)	-
Casualty and involuntary conversion (gain) loss	(2)	-	(328)	(296)
Institutional capital management and other fees	(345)	(648)	(1,739)	(2,787)
Total GAAP net operating income	61,974	55,741	240,477	206,193
Less net operating income - non-same store properties	(9,821)	(6,706)	(58,738)	(31,629)
Same store GAAP net operating income	52,153	49,035	181,739	174,564
Less revenue from lease terminations	(176)	(18)	(1,236)	(733)
Add early termination straight-line rent adjustment	102	-	456	309
Same store GAAP net operating income, excluding revenue from lease terminations	52,079	49,017	180,959	174,140
Less straight-line rents, net of related bad debt expense	(669)	(1,312)	(3,011)	(2,529)
Less amortization of above/(below) market rents	(340)	(351)	(1,242)	(1,412)
Same store cash net operating income, excluding revenue from lease terminations	$51,070	$47,354	$176,706	$170,199

Projected Stabilized Yield – Projects Under Development:

Calculated as projected stabilized Net Operating Income divided by total projected investment.

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop.  May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building's book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties and properties Held for Sale that have been owned and stabilized for the entire current and prior periods presented.

Same Store Net Operating Income Growth:

The change in same store net operating income growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the quarter most recently presented.

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Definitions

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 90% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award's fair value on the grant date and amortized over the vesting period, presented net of amounts capitalized.

Total Project Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid and costs capitalized for leasing transactions.  The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

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